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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 May 4, 2007
                Date of Report (Date of earliest event reported)




                        DIAMOND ENTERTAINMENT CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
         (State or other jurisdiction of incorporation or organization)

         0-17953                                      22-2748019
   (Commission file number)           (I.R.S. employer identification number)


                    800 Tucker Lane, Walnut, California 91789
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone number, including area code: (909) 839-1989


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

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ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS

On May 4, 2007, Diamond Entertainment Corporation ("DMON") consummated its merger with Rx for Africa, Inc., (including its wholly owned subsidiary Rx Africa (Ethiopia) PLC, formerly known as Sunshine Pharmaceutical). Rx Africa (Ethiopia) PLC owns and operates a state-of-the art pharmaceutical plant built on twenty three thousand square meters of land located south of Addis Ababa, Ethiopia. The facility was established to manufacture HIV/AIDS, malaria, tuberculosis and other generic drugs for distribution initially in Ethiopia and eventually throughout Africa. The company is currently producing and marketing a total of six products, and is in the process of scaling up its production with the expectation of producing at least 30 new products by late 2007.

Concurrent with the merger, DMON closed on the second traunch of a private placement funding from institutional and accredited investors with gross proceeds of $1,250,000.

The funding consists of convertible securities which shall convert at a price per share of $0.45. (post split). In addition, 1,388,889 warrants were issued at an exercise price of $.45 per share (post split).



ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated there under within 71 days after the date of the event reported in this Form 8-K.

         (b)      Exhibit number.

         10.59    Alpha Note G&M May 4, 2007
         10.60    Alpha Warrant G&M May 4, 2007
         10.61    Longview Note G&M May 4, 2007
         10.62    Longview Warrant G&M May 4, 2007
         10.63    Subscription G&M May 4, 2007
         10.64    Agreement & Plan of Merger
         99.2. News release issued by Diamond Entertainment Corporation on May 7, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 9, 2007              Diamond Entertainment Corporation

                                 BY   /s/   JAMES K. T. LU
                                 -----------------------------------------
                                 James K. T. Lu, President, Co-Chief
                                 Executive Officer and Director



                                 BY     /s/   FRED U. ODAKA
                                 ------------------------------------------
                                 Fred U. Odaka, Chief Financial Officer,
                                 Principal Financial Officer, Principal
                                 Accounting Officer and Director





                                 BY   /s/   JEFFREY SCHILLEN
                                 -----------------------------------------
                                 Jeffrey Schillen, Co-Chief Executive
                                 Officer and Director










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